EX-35.5
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old. Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Morgan Stanley Capital I Inc.
1585 Broadway
New York, NY 10036


RE: Annual Statement as to Compliance


The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):


(a) a review of Wells Fargo's activities as Master Servicer, Securities Administrator and/or Trustee under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.


March 1, 2008

/s/ Diane Courtney
DIANE COURTNEY
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

 1 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-9AR, Mortgage Pass-Through Certificates, Series 2006-9AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 2 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-15XS, Mortgage Pass-Through CertificatesSeries 2006-15XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 3 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-11A, Mortgage Pass-Through Certificates, Series 2007-11AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 4 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-17XS, Mortgage Pass-Through CertificatesSeries 2006-17XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 5 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-13, Mortgage Pass-Through Certificates, Series 2007-13, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 6 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   Mortgage Pass-Through Certificates, Series 2007-8XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 7 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-14AR, Mortgage Pass-Through Certificates, Series 2007-14AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 8 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-15AR, Mortgage Pass-Through Certificates, Series 2007-15AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

 9 Pooling and Servicing Agreement for Morgan Stanley ABS Capital I Inc. Trust
   2006-WMC2 Mortgage Pass-Through Certificates, Series 2006-WMC2, Wells Fargo Bank, N.A. as Securities Administrator

10 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-3AR, Mortgage Pass-Through Certificates, Series 2006-3AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-2, Mortgage Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


12 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-1AR, Mortgage Pass-Through Certificates, Series 2006-1 AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

13 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-12, Mortgage Pass-Through Certificates, Series 2007-12, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-7, Mortgage Pass-Through Certificates, Series 2006-7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

15 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-3XS, Mortgage Pass-Through Certificates, Series 2007-3XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

16 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-8AR, Mortgage Pass-Through Certificates, Series 2006-8AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Pooling and Servicing Agreement for MSAC 2006-HE1, Wells Fargo Bank, N.A.
   as Trustee

18 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-11, Mortgage Pass-Through Certificates, Series 2006-11, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

19 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-5AR, Mortgage Pass-Through Certificates, Series 2006-5AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

20 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-12XS, Mortgage Pass-Through Certificates, Series 2006-12XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

21 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-7AX, Mortgage Pass-Through Certificates, Series 2007-7AX, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

22 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-2AX, Mortgage Pass-Through Certificates, Series 2007-2AX, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

23 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-1XS, Mortgage Pass-Through Certificates, Series 2007-1XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


24 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-5AX, Mortgage Pass-Through Certificates, Series 2007-5AX, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

25 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-6XS, Mortgage Pass-Through Certificates, Series 2007-6XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

26 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2007-10XS, Mortgage Pass-Through Certificates, Series 2007-10XS, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

27 Pooling and Servicing Agreement for Morgan Stanley Mortgage Loan Trust
   2006-6AR, Mortgage Pass-Through Certificates, Series 2006-6AR, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable